Exhibit 99.1

AEGION

Stronger. Safer. Infrastructure.



Investor Book

Fall 2017

Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements. The Company makes forward-looking statements in this presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management's beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words "anticipate," "estimate," "believe," "plan," "intend," "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2016 as filed with the Securities and Exchange Commission on March 1, 2017 and in the Company's subsequently filed documents. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, the Company's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, the Company does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry data and forecasts included in this presentation are based upon independent industry sources. Although we believe that these independent sources are reliable, we have not independently verified the accuracy and completeness of this information.

Aegion®, Fibrwrap®, Fusible PVC®, InsituMain®, Tite Liner®, Tyfo®, Stronger. Safer. Infrastructure.® and our other trademarks referenced herein and the associated logos are the registered and unregistered trademarks of Aegion Corporation and its affiliates.

Aegion Combines Innovative Technologies with Market-Leading Expertise to Maintain, Rehabilitate and Strengthen Pipeline Infrastructure Globally

More Than $1.2 Billion in 2016 Global Revenues with a Presence in Nearly 80 Countries Across Six Continents



Infrastructure Solutions

$572 million

(2016 Revenues)

- Global water & wastewater pipeline rehabilitation



Corrosion Protection

$401 million

(2016 Revenues)

- Pipeline corrosion prevention
- Pipeline integrity management



Energy Services

$249 million

(2016 Revenues)

- Industrial facility maintenance services

Stronger. Safer. Infrastructure.®

AEGION®

Stronger. Safer. Infrastructure.®

Market-Leading Positions in Aegion’s Primary End Markets

North American Municipal Pipeline Rehabilitation

Infrastructure Solutions


Insituform

- Pioneered cured-in-place pipe (CIPP) solution in 1970’s; Market leader in North America today
- Created a portfolio of technologies in the last two years to rehabilitate pressure pipelines

Cathodic Protection Services for Midstream Pipeline Maintenance

Corrosion Protection



- Leading provider of cathodic protection services in North America
- Launched a new cloud-based asset integrity management system for pipeline inspections and data management

Downstream Refinery Maintenance Services

Energy Services



- Leading third-party provider of maintenance services in 13 out of 17 refineries on the West Coast

Approximately 70% of 2016 revenues from these three core markets

AEGION
Stronger. Safer. Infrastructure.

Reshaping the Portfolio to Position Aegion's Technologies and Services in the Right End Markets with the Right Earnings Profile


Low
EARNINGS STABILITY
High
Mid-High
OPERATING MARGIN
Low
Infrastructure Solutions
Midstream Corrosion Protection
Upstream Corrosion Protection
Reduce volatility
Improve margins
Energy Services

AEGION
Stronger. Safer. Infrastructure.

Targeting Sustainable Organic Growth Through Greater Customer Focus, Innovation and Operational Excellence

Aegion Transformation

2014 – 2015	2016 – 2017	Future
Simplify Brand clarity Realigned reporting segments Rationalized geographies	**Focus** Core markets Performance culture Innovation Customer-Focus	**Organic Growth** Leverage favorable end markets Sales excellence Continuous improvement Disciplined M&A

2014 Restructuring

- Formed reporting segments
- Exited six loss-producing small international CIPP markets

Actions to Execute Strategy

- Acquired Fusible PVC® pipe for pressure pipe market
- R&D improved other pressure pipe technologies
- Reduced upstream exposure to improve earnings stability
- Quickly address underperforming operations

Multiple Strategic Initiatives Underway to Better Position Aegion in the Markets We Serve and Deliver Sustainable Long-term Value

Cathodic Protection




Canada

- Divest pipe coating and insulation business in Louisiana
  - Process progressing well with multiple parties in management presentation phase
  - Expected transaction in early 2018
- Restructure Canadian operations for midstream cathodic protection services
  - Right-sizing organization to match market expectations with annualized cost reductions in excess of $3 million
  - Already seeing improved profitability in Q3 results relative to difficult 1H'17

Infrastructure Solutions





- Exit non-pipe contract application of Tyfo® Fibrwrap® in North America
  - Completing remaining work in backlog with project losses negatively impacting operating results in Q3'17
  - Recognized $86 million pre-tax impairment charge in Q3'17 on Fyfe intangible assets
  - Targeting annualized cost reductions of greater than $7 million
- Restructuring CIPP Operations in Australia & Denmark
  - Right-sizing the businesses and realigning resources
  - Targeting annualized cost reductions of between $3 and $4 million

Combined with Corporate initiatives, we expect total cash costs of $12-$15 million to drive cost reductions in excess of $17 million, to be fully realized in 2018

Management Focused on Delivering on Long-Term Financial Targets

AVERAGE THREE-YEAR GROWTH TARGETS

EPS GROWTH:
LOW TO MID DOUBLE DIGITS

REVENUE GROWTH:
LOW TO MID SINGLE DIGITS

OPERATING MARGINS:
AT LEAST 7 PERCENT BY 2019

OPERATING CASH FLOW:
> THAN 2x NET INCOME

FREE CASH FLOW:
> THAN 1x NET INCOME

RETURN ON INVESTED CAPITAL:
APPROACHING 9 PERCENT BY 2019

2016 is the base year for three-year CAGRs

Advancing Growth Initiatives in All Segments



Infrastructure Solutions

1

Municipal Pipeline Infrastructure

Trenchless Solutions

- Maintain growth and share in strong North America wastewater CIPP market
- Outpace market growth for pressure pipe rehabilitation in North America
- Expand in select geographies

Corrosion Protection

2

Oil & Gas Midstream Pipelines

Cathodic Protection Services

- Outpace market growth by increasing “share of wallet” with top customers

Energy Services

3

Refinery Operations

Maintenance Services

- Leverage market-leading position on the West Coast to do more with existing customers

AEGION® Stronger. Safer. Infrastructure.®

Infrastructure Solutions' North American Wastewater Market Provides Sustainable Organic Growth Opportunities

North American Municipal Wastewater Pipeline Rehabilitation


33%

Consolidated revenues in 2016


40%

Consolidated adjusted[1] gross profit in 2016

Aegion's largest and most profitable market

[1]Adjusted (non-GAAP) reconciliation can be found in the Appendix

Wastewater CIPP Rehabilitation

Objectives – Maintain growth and share in North America while also targeting select markets for expansion in Europe


Hong Kong

Acquired three businesses in 2016 and early 2017 serving Denmark, Northern Ireland, Scotland and the U.K.

Expand wastewater CIPP operations in targeted underserved regions in North America

Other opportunities for growth

- Global third-party product sales
- Productivity improvements to increase gross margin

North American Wastewater CIPP Market	
Addressable market	>$1 billion
Annual growth rate	Low single digits
Market characterization	Aegion is market leader

Favorable Market Conditions and Internal Investments Support a Favorable Outlook for Aegion's Pressure Pipe Portfolio

Infrastructure Solutions Pressure Pipe Portfolio



New Design
InsituMain® CIPP
Cured-in-place pipe



Tite Liner® system
Thermoplastic lining
Part of Corrosion Protection



Fusible PVC® pipe
Pipe bursting, sliplining and horizontal directional drilling



New Design
Tyfo® Fibrwrap® system
Fiber-reinforced polymer

North American Pressure Pipe Market

Addressable market	>$1 billion
Annual growth rate	Mid-single digits
Market characterization	Fragmented with various alternative solutions

Current Initiatives

- Sales team in its first full year marketing the expanded product portfolio to customers
- R&D success:
  - Improved design of InsituMain® CIPP product
  - Reduced the cost for the Tyfo® Fibrwrap® system

AEGION®
Stronger. Safer. Infrastructure.®

Infrastructure Solutions Delivering Profitability on the Strength of North American CIPP Core Markets Despite Isolated Challenges

Infrastructure Solutions Contract Backlog



$ million USD
$312.2
$358.5
+14.8%
9/30/2016
9/30/2017

- Backlog remains near record levels on ongoing strength in new orders, which are up 21% year over year through the first nine months of 2017 to $527 million

2017 Full-Year Outlook

- Revenues expected to grow faster than the three-year low to mid-single digit growth target
- Segment adjusted operating margin impacted by challenges in restructured operations, while core North American CIPP margins modestly improved from prior year

Catalysts for Growth

- Improvement in profitability and end markets for restructured operations
- Ongoing strength in North American CIPP market based on order trends and expected ending backlog position
- Continued pressure pipe market penetration


Insituform® CIPP


Tyfo®/Fibrwrap® system


Fusible PVC® pipe

AEGION
Stronger. Safer. Infrastructure.

Corrosion Protection Positioned to Capitalize on Expected Growth in Midstream Energy Pipeline Maintenance

Midstream Oil & Gas Pipeline Maintenance





Cathodic Protection Services

- Over 50 percent of 2016 platform revenues
- Primarily midstream oil & gas pipeline maintenance
- Pipeline inspection services to monitor corrosion

Upstream Oil & Gas, Mining Pipeline Protection





Tite Liner® Pipe Lining System

- Protects oil, gas and mining pipelines from corrosive and abrasive materials
- Tite Liner® system is also part of the pressure pipe portfolio for municipal pipeline rehabilitation





Coating Services

- External pipe weld coatings
- Robotics for internal pipe weld coatings

AEGION® Stronger. Safer. Infrastructure.®

Asset Integrity Management Technology is a Vehicle to Expand Cathodic Protection Services with Top Customers

North American Cathodic Protection Services

Long-term objective: Grow revenues faster than the market

- Top 15 customers represent > 30 percent of revenues for cathodic protection services
- Pipeline inspection activities typically result in additional work for Corrosion Protection's other services to meet the needs of the customer

Over one million miles of regulated pipelines in North America

North American Cathodic Protection Services Market

Addressable market	>$1 billion
Annual growth rate	Mid-single digits
Market characterization	Aegion is the largest player in a fragmented market



2
Digitized into a central repository
1
Field data collected
3
Customers can access data on demand
ASSET INTEGRITY MANAGEMENT
We are improving the data gathering process to increase accuracy and speed of data transfer.
LiveLine™ | ScanLine™ | FieldLine™
Corrosion Protection platform crews collected large sums of survey data from
25,000 miles of midstream energy pipelines in 2016.

- Currently, the system contains over 15,000 miles of pipeline data loaded across 30 customers
- Pipeline survey data entered for our top 15 customers using the portal to access 2017 survey information

AEGION
Stronger. Safer. Infrastructure.

Corrosion Protection Positioned Well for 2018 on Improved Performance in Cathodic Protection and Execution on New Projects

Corrosion Protection Contract Backlog

Remaining Backlog



$ million USD
$125.8
$184.7
+46.8%
9/30/2016
9/30/2017

Large Deepwater Project



$ million USD
$128.7
-95.3%
$6.0
9/30/2016
9/30/2017

- Middle East contracts for robotic internal pipe weld coatings valued at ~$35 million with over 75 percent of value for offshore activity planned in 2018 at margins in line with prior offshore projects
- Strong backlog for cathodic protection services in the U.S.
- Two Tite Liner® pipe linings projects in Central and South America, combined value of approximately $10 million, expected to be completed in 2018

2017 Full-Year Outlook

- Outlook for the year remains intact with revenue growth in the mid-teens and mid-single digit operating margins
- 2017 full-year performance driven primarily by successful execution of deepwater project coupled with operational improvements in cathodic protection in 2H'17

Catalysts for Growth

- Ongoing operational improvements in U.S. cathodic protection platform
- Continued commercialization of asset integrity management system and product innovation
- Successful execution of Middle East contracts could bolster future growth in the region



Cathodic Protection Services



Tite Liner® system



Robotic Interior Weld Coating

AEGION

Stronger. Safer. Infrastructure.®

Energy Services Platform Positioned to Deliver Improving Operating Income and Cash Flows with Levers for Growth



Refinery locations

TESORO Chevron VALERO bp PBF Energy Shell

Refinery Fundamentals

- California ranks 3rd in U.S. oil production and refining capacity per EIA data
- Average capacity utilization is over 90 percent
- Aging infrastructure

Energy Services

Objective – Grow revenues annually by mid-single digits through expanded services and increase operating margins 300 to 400 basis points by 2019 from 2016 levels

- Leverage downstream customer relationships
- Diversify service capabilities into other industries
- Continuous improvement to drive operating efficiencies

Energy Services is the lead third-party maintenance provider in 13 out of 17 refineries on the West Coast

AEGION
Stronger. Safer. Infrastructure.

Energy Services Continues to Deliver Improved Performance Following Successful 2016 Restructuring

Energy Services Contract Backlog


$213.0
$177.2
$ million USD
+20.2%
9/30/2016
9/30/2017

Backlog represents estimated unrecognized revenues to be realized under long-term Master Service Agreements and other signed contracts over the next 12 months. Contracts up for renewal within the next 12 months are not included in backlog past the renewal date

2017 Full-Year Outlook

- Energy Services is expected to deliver better than planned results for 2017, with anticipated growth in revenues of greater than 15% and operating margins nearing 2.5%
- Backlog as of September 30, 2017 was the highest since 2015 on award increases across all revenue streams, which is expected to drive strong results for the remainder of 2017 and into 2018

Catalysts for Growth

- Successful trade union transitions further strengthening partnership with customers
- Expansion of service offerings driving additional revenues and profitability



Mechanical maintenance services, primarily piping, electrical & instrumentation maintenance, engineering, small capital construction and turnaround support services

AEGION®
Stronger. Safer. Infrastructure.®

Market Strength and Strategic Actions Underpin 2018 Growth Outlook

2017 Outlook: Targeting Adjusted EPS In Line with 2016 Levels

1

Key Markets Remain Strong & Core Businesses are Sound

- North American CIPP rehabilitation set new record for revenues in Q3'17 with contract backlog at near historical highs
- Cathodic protection performance improving from 1H'17 challenges
- Energy Services delivering consistent year-over-year performance

2

Aggressively Restructuring Underperforming Businesses

- Total cash costs expected in the $12-$15 million range
- Targeting cost reductions in excess of $17 million, to be realized in 2018

3

Multiple Catalysts for Growth as We Look to the Future

- Levers in all three platforms contributing to improved outlook for 2018 and beyond

Appendix

Year Ended December 31, 2016 Non-GAAP Reconciliation

All financial data presented is from continuing operations

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring Charges[1]	Acquisition-Related Expenses[2]	Litigation Settlement[3]	Reversal of Contingency Reserve[4]	As Adjusted (Non-GAAP)
Cost of Revenues	$ 968,756	$ (333)	$ (3,572)	$ -	$ -	$ 964,851
Gross Profit	253,164	333	3,572	-	-	257,069
Operating Expenses	197,099	(6,179)	-	-	2,336	193,256
Gain on Litigation Settlement	(6,625)	-	-	6,625	-	-
Acquisition-Related Expenses	2,696	-	(2,696)	-	-	-
Restructuring Charges	9,168	(9,168)	-	-	-	-
Operating Income	50,826	15,680	6,268	(6,625)	(2,336)	63,813
Other Income/(Expense)	(694)	248	-	-	-	(446)
Income before Taxes	35,269	15,928	6,268	(6,625)	(2,336)	48,504
Taxes on Income	6,109	5,701	1,902	(2,643)	(878)	10,191
Net Income (attributable to Aegion Corporation)	$ 29,488	$ 10,227	$ 4,366	$ (3,982)	$ (1,458)	$ 38,641
Diluted Earnings per Share	**$ 0.84**	**$ 0.29**	**$ 0.12**	**$ (0.11)**	**$ (0.04)**	**$ 1.10**

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $333 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $6,179 related to wind-down and other restructuring-related charges; (iii) pre-tax restructuring charges of $9,168 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs in accordance with ASC 420, Exit or Disposal Cost Obligations, and recorded as "Restructuring charges" in the Consolidated Statements of Operations; and (iv) pre-tax restructuring charges for other expense of $248 related to the release of cumulative currency translation adjustments. The vast majority of restructuring charges relate to the 2016 Restructuring.

(2) Includes the following non-GAAP adjustments: (i) inventory step up expense of $3,572 for cost of revenues recognized as part of the accounting for business combinations in connection with the Company's acquisition of Underground Solutions; and (ii) expenses of $2,696 incurred in connection with the Company's acquisitions of Underground Solutions, selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions, and other potential acquisition activity pursued by the Company during the year.

(3) Includes the gain on settlement of two lawsuits related to the December 2012 departure of several key leaders in sales and operations for the Tyfo® Fibrwrap® technology.

(4) Includes the reversal of a pre-tax contingency reserve established as part of the opening balance sheet for the acquisition of Brinderson L.P.

Net income includes non-controlling interests.

Aegion Q3'17 and YTD'17 Financial Summary

Selected financial results for the quarters and nine-month periods ended September 30, 2017 and 2016 – Adjusted[1] (non-GAAP)

(in USD thousands, except margins and per share information)	3Q 2017	3Q 2016	Change	YTD 2017	YTD 2016	Change
Revenues	$ 341,872	$ 308,524	10.8 %	$ 1,021,520	$ 900,118	13.5 %
Adjusted Gross Profit	73,442	66,448	10.5 %	220,778	185,669	18.9 %
Adjusted Gross Margin	*21.5 %*	*21.5 %*	*0 bp*	*21.6 %*	*20.6 %*	*100 bp*
Adjusted Operating Income	20,090	19,419	3.5 %	56,605	41,868	35.2 %
Adjusted Operating Margin	*5.9 %*	*6.3 %*	*-40 bp*	*5.5 %*	*4.7 %*	*80 bp*
Segment Adjusted Operating Income (Loss)						
Infrastructure Solutions	$ 17,287	$ 18,504	$ (1,217)	$ 32,010	$ 45,689	$ (13,679)
Corrosion Protection	1,367	690	677	19,819	(3,755)	23,574
Energy Services	1,436	225	1,211	4,776	(66)	4,842
Adjusted Net Income (Attributable to Aegion Corporation)	$ 10,890	$ 11,280	(3.5)%	$ 28,241	$ 23,597	19.7 %
Adjusted Diluted Earnings per Share (Attributable to Aegion Corporation)	$ 0.32	$ 0.32	—%	$ 0.83	$ 0.67	23.9 %
Reported Consolidated Backlog	$ 762,200	$ 743,900	2.5 %			

[1] *Adjusted financial results are defined as GAAP results excluding certain isolated items (non-GAAP). See reconciliation to GAAP in the following pages.*

AEGION
Stronger. Safer. Infrastructure.®

2017 Third Quarter Non-GAAP Reconciliation

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring Charges (1)	Long-Lived Asset and Goodwill Impairments (2)	Acquisition/ Divestiture Related Expenses (3)	As Adjusted (Non-GAAP)
Cost of Revenues	$ 268,430	$ —	$ —	$ —	$ 268,430
Gross Profit	73,442	—	—	—	73,442
Operating Expenses	54,610	(1,258)	—	—	53,352
Goodwill Impairment	45,390	—	(45,390)	—	—
Definite-lived Intangible Asset Impairment	41,032	—	(41,032)	—	—
Acquisition and Divestiture Expenses	1,980	—	—	(1,980)	—
Restructuring and Related Charges	5,439	(5,439)	—	—	—
Operating Income (Loss)	(75,009)	6,697	86,422	1,980	20,090
Income (Loss) before Taxes	(79,736)	6,697	86,422	1,980	15,363
Taxes (Benefit) on Income (Loss)	(5,954)	959	9,214	800	5,019
Net Income (Loss) (attributable to Aegion Corporation)	$ (73,236)	$ 5,738	$ 77,208	$ 1,180	$ 10,890
Diluted Earnings (Loss) per Share	**$ (2.23)**	**$ 0.17**	**$ 2.34**	**$ 0.04**	**$ 0.32**

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for operating expenses of $1,258 primarily related to wind-down and other restructuring-related charges; and (ii) pre-tax restructuring and related charges of $5,439 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs. The vast majority of restructuring charges relate to the 2017 Restructuring.

(2) Includes non-GAAP adjustments related to pre-tax charges for: (i) goodwill impairment of $45,390 for the Fyfe reporting unit; and (ii) definite-lived intangible asset impairment of $41,032 for Fyfe North America.

(3) Includes non-GAAP adjustments primarily related to expenses incurred in connection with the Company's acquisition of Environmental Techniques and the Company's planned divestiture of Bayou.

2016 Third Quarter Non-GAAP Reconciliation

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring Charges (1)	Acquisition-Related Expenses (2)	Reversal of Contingency Reserve (3)	As Adjusted (Non-GAAP)
Cost of Revenues	$ 242,206	$ (130)	$ —	$ —	$ 242,076
Gross Profit	66,318	130	—	—	66,448
Operating Expenses	45,277	(584)	—	2,336	47,029
Acquisition-Related Expenses	324	—	(324)	—	—
Restructuring and Related Charges	212	(212)	—	—	—
Operating Income	20,505	926	324	(2,336)	19,419
Other Income/(Expense)	288	(1)	—	—	287
Income before Taxes	17,005	925	324	(2,336)	15,918
Taxes on Income	5,218	499	79	(878)	4,918
Net Income (attributable to Aegion Corporation)	$ 12,067	$ 426	$ 245	$ (1,458)	$ 11,280
Diluted Earnings per Share	**$ 0.34**	**$ 0.01**	**$ 0.01**	**$ (0.04)**	**$ 0.32**

(1) **Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $130 related to the write-off of certain other** assets; (ii) pre-tax restructuring charges for operating expenses of $584 related to wind-down and other restructuring-related charges; (iii) pre-tax restructuring and related charges of $212 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs; and (iv) pre-tax restructuring charges for other expense of $1 related to the release of cumulative currency translation adjustments. The vast majority of restructuring charges relate to the 2016 Restructuring.

(2) Includes non-GAAP adjustments related to expenses incurred in connection with the Company's acquisitions of Underground Solutions, selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions, and other potential acquisition activity pursued by the Company during the quarter.

(3) Includes the reversal of a pre-tax contingency reserve established as part of the opening balance sheet for the acquisition of Brinderson L.P.

AEGION
Stronger. Safer. Infrastructure.

Infrastructure Solutions Third Quarter Non-GAAP Reconciliation

(in USD thousands)	Quarter Ended September 30, 2017			Quarter Ended September 30, 2016		
	As Reported (GAAP)	Adjustments [1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments [2]	As Adjusted (Non-GAAP)
Infrastructure Solutions						
Revenues	$ 174,161	$ —	$ 174,161	$ 158,562	$ —	$ 158,562
Cost of Revenues	132,972	15	132,987	117,996	—	117,996
Gross Profit	41,189	(15)	41,174	40,566	—	40,566
Operating Expenses	25,045	(1,158)	23,887	21,646	416	22,062
Goodwill Impairment	45,390	(45,390)	—	—	—	—
Definite-lived Intangible Asset Impairment	41,032	(41,032)	—	—	—	—
Acquisition and Divestiture Expenses	118	(118)	—	324	(324)	—
Restructuring and Related Charges	3,390	(3,390)	—	23	(23)	—
Operating Income (Loss)	$ (73,786)	$ 91,073	$ 17,287	$ 18,573	$ (69)	$ 18,504

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; (ii) impairment charges to goodwill and definite-lived intangible assets related to the Fyfe reporting unit; and (iii) acquisition expenses incurred primarily in connection with the Company's acquisition of Environmental Techniques.

(2) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; and (ii) acquisition expenses incurred primarily in connection with the Company's acquisition of Underground Solutions, selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions.

Corrosion Protection Third Quarter Non-GAAP Reconciliation

(in USD thousands)	Quarter Ended September 30, 2017			Quarter Ended September 30, 2016		
	As Reported (GAAP)	Adjustments [1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments [2]	As Adjusted (Non-GAAP)
Corrosion Protection						
Revenues	$ 102,276	$ —	$ 102,276	$ 95,084	$ —	$ 95,084
Cost of Revenues	79,213	(15)	79,198	76,710	(130)	76,580
Gross Profit	23,063	15	23,078	18,374	130	18,504
Operating Expenses	21,811	(100)	21,711	17,842	(28)	17,814
Acquisition and Divestiture Expenses	1,862	(1,862)	—	—	—	—
Restructuring and Related Charges	2,049	(2,049)	—	19	(19)	—
Operating Income (Loss)	$ (2,659)	$ 4,026	$ 1,367	$ 513	$ 177	$ 690

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; and (ii) expenses incurred in connection with the planned divestiture of the Bayou business.

(2) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges.

Energy Services Third Quarter Non-GAAP Reconciliation

(in USD thousands)	Quarter Ended September 30, 2017			Quarter Ended September 30, 2016		
	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments [1]	As Adjusted (Non-GAAP)
Energy Services						
Revenues	$ 65,435	$ —	$ 65,435	$ 54,878	$ —	$ 54,878
Cost of Revenues	56,245	—	56,245	47,500	—	47,500
Gross Profit	9,190	—	9,190	7,378	—	7,378
Operating Expenses	7,754	—	7,754	5,789	1,364	7,153
Restructuring and Related Charges	—	—	—	170	(170)	—
Operating Income	$ 1,436	$ —	$ 1,436	$ 1,419	$ (1,194)	$ 225

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, early lease termination costs, severance and benefit related costs, and other restructuring charges; and (ii) reversal of a contingency reserve established as part of the opening balance sheet for the acquisition of Brinderson L.P.

Non-GAAP Reconciliation for Nine-Month Period Ended September 30, 2017

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring Charges (1)	Long-Lived Asset and Goodwill Impairments (2)	Acquisition/ Divestiture Related Expenses (3)	As Adjusted (Non-GAAP)
Cost of Revenues	$ 800,898	$ (156)	$ —	$ —	$ 800,742
Gross Profit	220,622	156	—	—	220,778
Operating Expenses	165,465	(1,292)	—	—	164,173
Goodwill Impairment	45,390	—	(45,390)	—	—
Definite-lived Intangible Asset Impairment	41,032	—	(41,032)	—	—
Acquisition and Divestiture Expenses	2,513	—	—	(2,513)	—
Restructuring and Related Charges	5,439	(5,439)	—	—	—
Operating Income (Loss)	(39,217)	6,887	86,422	2,513	56,605
Income (Loss) before Taxes	(52,707)	6,887	86,422	2,513	43,115
Taxes on Income (Loss)	1,144	1,194	9,214	908	12,460
Net Income (Loss) (attributable to Aegion Corporation)	$ (56,265)	$ 5,693	$ 77,208	$ 1,605	$ 28,241
Diluted Earnings (Loss) per Share	**$ (1.69)**	**$ 0.17**	**$ 2.30**	**$ 0.05**	**$ 0.83**

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $156 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $1,292 primarily related to wind-down and other restructuring-related charges; and (iii) pre-tax restructuring and related charges of $5,439 related to employee severance, extension of benefits, employment assistance programs and **early lease termination costs. The vast majority of restructuring charges relate to the 2017 Restructuring.**

(2) Includes non-GAAP adjustments related to pre-tax charges for: (i) goodwill impairment of $45,390 for the Fyfe reporting unit; and (ii) definite-lived intangible asset impairment of $41,032 for Fyfe North America.

(3) Includes non-GAAP adjustments primarily related to expenses incurred in connection with the Company's acquisition of Environmental Techniques and the Company's planned divestiture of Bayou.

Non-GAAP Reconciliation for Nine-Month Period Ended September 30, 2016

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring Charges (1)	Acquisition-Related Expenses (2)	Reversal of Contingency Reserve (3)	As Adjusted (Non-GAAP)
Cost of Revenues	$ 718,196	$ (175)	$ (3,572)	$ —	$ 714,449
Gross Profit	181,922	175	3,572	—	185,669
Operating Expenses	146,808	(5,343)	—	2,336	143,801
Acquisition-Related Expenses	2,059	—	(2,059)	—	—
Restructuring and Related Charges	8,544	(8,544)	—	—	—
Operating Income	24,511	14,062	5,631	(2,336)	41,868
Other Income/(Expense)	(1,183)	248	—		(935)
Income before Taxes	12,444	14,310	5,631	(2,336)	30,049
Taxes on Income	1,413	4,873	1,710	(878)	7,118
Net Income (attributable to Aegion Corporation)	$ 11,697	$ 9,437	$ 3,921	$ (1,458)	$ 23,597
Diluted Earnings per Share	**$ 0.33**	**$ 0.27**	**$ 0.11**	**$ (0.04)**	**$ 0.67**

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $175 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $5,343 related to wind-down and other restructuring-related charges; (iii) pre-tax restructuring and related charges of $8,544 related to employee severance, extension of benefits, employment assistance programs and early lease **termination costs; and (iv) pre-tax restructuring charges for other expense of $248 related to the release of cumulative currency translation** adjustments. The vast majority of restructuring charges relate to the 2016 Restructuring.

(2) Includes the following non-GAAP adjustments: (i) inventory step up expense of $3,572 for cost of revenues recognized as part of the accounting for business combinations in connection with the Company's acquisition of Underground Solutions; and (ii) expenses of $2,059 incurred in connection with the Company's acquisitions of Underground Solutions, selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions, and other potential acquisition activity pursued by the Company during the period.

(3) Includes the reversal of a pre-tax contingency reserve established as part of the opening balance sheet for the acquisition of Brinderson L.P.

AEGION
Stronger. Safer. Infrastructure.

Infrastructure Solutions Year-to-Date 2017 Non-GAAP Reconciliation

(in USD thousands)	Nine Months Ended September 30, 2017			Nine Months Ended September 30, 2016		
	As Reported (GAAP)	Adjustments [1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments [2]	As Adjusted (Non-GAAP)
Infrastructure Solutions						
Revenues	$ 451,340	$ —	$ 451,340	$ 434,523	$ —	$ 434,523
Cost of Revenues	344,537	(141)	344,396	325,038	(3,558)	321,480
Gross Profit	106,803	141	106,944	109,485	3,558	113,043
Operating Expenses	76,126	(1,192)	74,934	67,348	6	67,354
Goodwill Impairment	45,390	(45,390)	—	—	—	—
Definite-lived Intangible Asset Impairment	41,032	(41,032)	—	—	—	—
Acquisition and Divestiture Expenses	651	(651)	—	2,059	(2,059)	—
Restructuring and Related Charges	3,390	(3,390)	—	2,630	(2,630)	—
Operating Income (Loss)	$ (59,786)	$ 91,796	$ 32,010	$ 37,448	$ 8,241	$ 45,689

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; (ii) impairment charges to goodwill and definite-lived intangible assets related to the Fyfe reporting unit; and (iii) acquisition expenses incurred primarily in connection with the Company's acquisition of Environmental Techniques.

(2) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; (ii) inventory step up expense recognized in connection with the Company's acquisition of Underground Solutions; and (iii) acquisition expenses incurred primarily in connection with the Company's acquisition of Underground Solutions, selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions.

Corrosion Protection Year-to-Date 2017 Non-GAAP Reconciliation

(in USD thousands)	Nine Months Ended September 30, 2017			Nine Months Ended September 30, 2016		
	As Reported (GAAP)	Adjustments [1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments [2]	As Adjusted (Non-GAAP)
Corrosion Protection						
Revenues	$ 353,381	$ —	$ 353,381	$ 281,939	$ —	$ 281,939
Cost of Revenues	266,718	(15)	266,703	229,263	(189)	229,074
Gross Profit	86,663	15	86,678	52,676	189	52,865
Operating Expenses	66,959	(100)	66,859	57,058	(438)	56,620
Acquisition and Divestiture Expenses	1,862	(1,862)	—	—	—	—
Restructuring and Related Charges	2,049	(2,049)	—	3,244	(3,244)	—
Operating Income (Loss)	$ 15,793	$ 4,026	$ 19,819	$ (7,626)	$ 3,871	$ (3,755)

(1) **Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and** benefit related costs, and other restructuring charges; and (ii) expenses incurred in connection with the planned divestiture of the Bayou business.

(2) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges.

Energy Services Year-to-Date 2017 Non-GAAP Reconciliation

(in USD thousands)	Nine Months Ended September 30, 2017			Nine Months Ended September 30, 2016		
	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments [(1)]	As Adjusted (Non-GAAP)
Energy Services						
Revenues	$ 216,799	$ —	$ 216,799	$ 183,656	$ —	$ 183,656
Cost of Revenues	189,643	—	189,643	163,895	—	163,895
Gross Profit	27,156	—	27,156	19,761	—	19,761
Operating Expenses	22,380	—	22,380	22,402	(2,575)	19,827
Restructuring and Related Charges	—	—	—	2,670	(2,670)	—
Operating Income (Loss)	$ 4,776	$ —	$ 4,776	$ (5,311)	$ 5,245	$ (66)

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, early lease termination costs, severance and benefit related costs, and other restructuring charges; and (ii) reversal of a contingency reserve established as part of the opening balance sheet for the acquisition of Brinderson L.P.

AEGION

Stronger. Safer. Infrastructure.